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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K of Outlook Group Corp. ("Outlook Group") for the fiscal year ended May 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul M. Drewek, Chief Financial Officer of Outlook Group, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Outlook Group.



/s/ Paul M. Drewek


Paul M. Drewek
Chief Financial Officer, Outlook Group
August 28, 2002



This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by Outlook Group for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.